PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net consisted of the following (in thousands):

	As of
	December 31, 2025	December 31, 2024
Computer hardware and software	$4,137	$3,070
Furniture, fixture, and equipment	42	9
Total property and equipment	4,179	3,079
Less: accumulated depreciation	(1,724)	(963)
Property and equipment, net	$2,455	$2,116